UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): December 19, 2014 (December 18, 2014)

APX GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-191132-02	46-1304852
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4931 North 300 West

Provo, Utah 84604

(Address of Principal Executive Offices) (Zip Code)

(801) 377-9111

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 18, 2014, Farmington IP LLC, a Delaware limited liability company, IPR LLC, a Delaware limited liability company, Smartrove Inc., a Delaware corporation, Vivint Data Management, LLC, a Delaware limited liability company, Vivint FireWild, LLC, a Delaware limited liability company, Vivint Group, Inc., a Delaware corporation, and Vivint Louisiana LLC, a Louisiana limited liability company (collectively, the “Guaranteeing Subsidiaries”), and Wilmington Trust, National Association, as trustee, entered into two supplemental indentures (the “Supplemental Indentures”), supplementing the indenture dated as of November 16, 2012, pursuant to which APX Group, Inc. (the “Issuer”), a wholly owned subsidiary of the registrant, APX Group Holdings, Inc., issued its 8.75% senior notes due 2020 (the “2020 Notes”) and the indenture dated as of November 16, 2012, pursuant to which the Issuer issued its 6.375% senior secured notes due 2019 (the “2019 Notes”). Pursuant to the Supplemental Indentures, the Guaranteeing Subsidiaries became guarantors of the Issuer’s obligations under its 2020 Notes and 2019 Notes. The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Supplemental Indentures which are attached as Exhibit 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 4.1	Sixth Supplemental Indenture, dated as of December 18, 2014, among the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the Issuer’s 8.75% Senior Notes due 2020 (incorporated by reference to Exhibit 4.12 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132)).

Exhibit 4.2	Third Supplemental Indenture, dated as of December 18, 2014, among the guarantors party thereto and Wilmington Trust, National Association, as trustee, relating to the Issuer’s 6.375% Senior Secured Notes due 2019 (incorporated by reference to Exhibit 4.4 to the Registration Statement on Form S-4 of APX Group Holdings, Inc. and the other registrants listed therein (File Number: 333-191132)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

APX GROUP HOLDINGS, INC.

By:	/s/ Dale Gerard
Name: Dale Gerard
Title: Senior Vice President of Finance and Treasurer

Date: December 19, 2014

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